                                                                   EXHIBIT 10.40

                           RENAISSANCE COSMETICS, INC.

                        --------------------------------

                             1994 STOCK OPTION PLAN
                        --------------------------------


                  1. Purpose. The purpose of this 1994 stock option plan (this "Plan") of Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who provide management or other services or upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

                  2. Definitions. As used herein, the following terms shall have the meaning indicated:

                           (a) "Board" shall mean the Company's Board of
Directors.

                           (b) "Code" shall mean the Internal Revenue Code of
1986, as the same may be amended from time to time.

                           (c) "Committee" shall mean the stock option committee
appointed by the Board pursuant to section 13 hereof or, if not appointed, the Board.

                           (d) "Common Stock" shall mean the Common Stock, par
value $.01 per share, of the Company.

                           (e) "Director" shall mean a member of the Board.

                           (f) "Fair Market Value" of the Common Stock on any
date of reference shall be the Closing Price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if clause (i) is not applicable, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither of clauses (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated or other comparable service if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least 5 of the

10 preceding days, or (iv) if none of clauses (i), (ii) or (iii) is applicable, the fair value of the Common Stock as determined by the Committee.

                           (g) "Option Agreement" means the agreement between
the Company and the Optionee to evidence the grant of an Option in the form attached hereto as Exhibit A, or such other form of Option as the Committee may from time to time approve.

                           (h) "Option" shall mean any stock option granted
under this Plan.

                           (i) "Optionee" shall mean a person to whom an Option
is granted or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                           (j) "Share(s)" shall mean a share (or shares) of the
Common Stock.

                  3. Shares and Options. Subject to section 10, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to 111,320 Shares of Common Stock. If any Option shall terminate, expire, or be canceled or surrendered unexercised as to any Shares, or cease for any reason to be exercisable, new Options may thereafter be granted covering such Shares. Options granted hereunder may be either "Incentive Stock Options" (as defined in section 422 of the Code) or "Nonstatutory Stock Options" (i.e., an option that is not an Incentive Stock Option), as determined by the Committee at the time of grant and as specified in the applicable Option Agreement.

                  4. Dollar Limitation For Incentive Stock Options. Anything to the contrary notwithstanding, the Committee shall not grant and no Optionee may exercise Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Code section 424) exceeds $100,000. Any option (or portion thereof) granted in excess of that amount shall be treated as a Nonstatutory Stock Option.

                  5. Conditions for Grant of Options.

                           (a) Upon the grant of each Option, the Company and
the Optionee shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions not inconsistent with this Plan as the Committee may determine. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company (including officers) and all directors (whether or not employees); provided, however, that no Incentive Stock Option may be granted to a director who is not also an employee of the Company.

                           (b) In granting Options, the Committee shall take
into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time.

                           (c) The Options granted to Optionees shall be in
addition to regular salaries, pension, life insurance or other benefits related to their employment or other relationship with the Company. Neither this plan nor any Option shall confer upon any person any right to employment or continuance of employment or other relationship by the Company.

                  6. Exercise Price. The exercise price per Share of any Option shall be the price determined by the Committee.

                  7. Exercise of Options.

                           (a) An Option shall be deemed exercised when (i) the
Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been received by the Company,
(iii) the Optionee has delivered to the Company executed copies of each agreement (including but not limited to any stockholders agreement and any undertaking or representation pursuant to applicable securities laws), document or instrument required to be signed by the Optionee in connection with the issuance of Shares pursuant to the Option, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable withholding requirements. To the extent permitted by the Committee in any Option and in accordance with the terms of the applicable Option Agreement, the exercise price of any Shares purchased may be paid in whole or in part in cash, by certified or official bank check or personal check, by money order, by promissory note, with Shares (valued at their Fair Market Value on the date the Option is exercised) or by a combination of the above. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall, at the Committee's option, (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime or equivalent rate of the Company's principal lender or such other rate as the Committee shall determine, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan; provided, however, that, until such stock certificate is issued, any Optionee using previously acquired Shares in payment of all or part of the exercise price of an Option shall continue to have the rights of a stockholder with respect to such previously acquired shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in section 10 hereof.

                           (b) Each Option shall be exercisable during the
Optionee's lifetime only by the Optionee. As a condition of exercise of any Option, the Committee may, in its sole discretion, require the Optionee to agree to become bound by, and a party to any stockholder agreements affecting the Common Stock, including but not limited to the stockholders agreement attached to the Option Agreement. These agreements will restrict the Optionee's disposition of the shares, permit the Company to repurchase the Shares upon certain events and/or require the Optionee to sell his Shares upon certain events. These agreements may include, without limitation, provisions (i) restricting transfers of Shares, (ii) requiring the Optionee to sell his Shares on the same terms and conditions as agreed to by a percentage of the Company's stockholders and/or (iii) granting the Company an option to repurchase the Optionee's Shares upon termination of the Optionee's employment or association with the Company or upon an involuntary transfer of such shares pursuant to divorce, creditors' lien, and other events.

                  8. Exercisability of Options.

                           (a) An Option becomes exercisable in such amounts, at
such intervals and upon such terms as the Committee shall provide in the Option Agreement, except as otherwise provided in this section 8.

                           (b) The expiration date of an Option shall be
determined by the Committee at the time of grant and stated in the Option Agreement, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant of the Option.

                           (c) The Committee may, in its sole discretion,
accelerate the date on which any Option may be exercised.


                  9.       Termination of Option Period.

                           (a) The unexercised portion of any Option shall
automatically and without notice terminate and become null and void at the earliest to occur of the following:

                                    (i) the date on which the Optionee's
employment is voluntarily terminated without the written consent of the Company;

                                    (ii) the date on which the Optionee's
employment is terminated for cause;

                                    (iii) 60 days after the date of termination
of the Optionee's employment (or, in the case of a nonemployee director, the date the Optionee ceases to be a director) by reason of death, disability or retirement of the Optionee or any reason other than as set forth in items (i) and (ii) of this section 9(a); or

                                    (iv) upon the expiration date specified in
the Option Agreement, but in any event no later than ten years after the date of grant of the Option.

                           (b) The Committee, in its sole discretion, may, by
giving the Optionee written notice (a "Cancellation Notice"), cancel, effective upon the date of the consummation of any merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive or sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company, any Option that remains unexercised on such date. Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

                  10. Adjustment of Shares.

                           (a) If at any time while this Plan is in effect or
unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                                    (i) appropriate adjustment shall be made in
the maximum number of Shares available for grant hereunder, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                                    (ii) appropriate adjustment shall be made in
the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                           (b) Subject to the specific terms of any Option, the
Committee may change the terms of outstanding Options, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction.

                           (c) The issuance by the Company of shares of its
capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to the outstanding Options.

                           (d) Without limiting the generality of the foregoing,
the existence of outstanding Options shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above or equal with the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  11. Transferability of Options. No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, nor shall any Option be pledged or in any way encumbered.

                  12. Issuance of Shares. As a condition of exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (a) a representation and warranty by the Optionee to
the Company, at the time any option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (b) a representation, warranty and/or agreement to be
bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and endorsed upon the Share certificates and that any subsequent resale or distribution of the Shares by the Optionee will be made only pursuant to a registration statement under the Securities Act of 1933 or an exemption from the registration requirements of that act and that in claiming the applicability of any such exemption, the Optionee shall prior to any offer or sale of the Shares provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of the exemption.

                  13. Administration of the Plan.

                           (a) The Plan shall be administered by a Committee of
the Board, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan and shall have no liability of any kind for any action taken in good faith.


                           (b) Any and all decisions or determinations of the
Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written consent of the members of the Committee.

                  14. Options for 10% Stockholders. Notwithstanding any other provisions of this plan to the contrary, no Incentive Stock Option shall be granted hereunder to any person owning directly or indirectly at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  15. Interpretation. This Plan shall be administered and interpreted so that all Options granted hereunder as Incentive Stock Options will qualify as such under section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included herein. The determinations and the interpretation and construction of any provision of this Plan by the Committee shall be final and conclusive. This Plan shall be governed by the laws of the state of Delaware. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  16. Term of Plan; Amendment and Termination of the Plan.

                           (a) This Plan shall become effective upon its
adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten years from the effective date of this Plan.

                           (b) Following adoption by the Board, the Plan shall
be presented to the Company's stockholders for their approval by vote of a majority of such stockholders present or represented at a meeting duly held within 12 months after the date of the Board's adoption. Options may be granted prior to stockholder approval of this Plan, but such Options shall be contingent upon such approval being obtained and may not be exercised prior to such approval, provided that the date of grant of any Options granted hereunder shall be determined as if the Plan had not been subject to such approval.


                           (c) the Board may from time to time amend this Plan
or any Option; provided, however, that, except to the extent provided in section 10, no such amendment may (i) without approval by the Company's stockholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options, or involve any other change or modification requiring stockholder approval pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, but only if and to the extent such section is applicable, (ii) permit the granting of Options that expire beyond the maximum ten-year period described in section 8(a), or (iii) extend the termination date of this Plan as set forth in section 16(a); and, provided, further, that, except to the extent specifically provided otherwise in section 9, no amendment of this Plan or any Option issued hereunder shall materially impair any Option previously granted to any Optionee without the consent of such Optionee.

                           (d) The Board may at any time terminate or suspend
this Plan. Any such termination or suspension shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while this Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

                  17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of this Plan.

                           RENAISSANCE COSMETICS, INC.

                             STOCK OPTION AGREEMENT


                  RENAISSANCE COSMETICS, INC., a Delaware corporation (the "Company"), hereby grants to [NAME] ("Optionee"), an option to purchase a total of 2,000 shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, at the Exercise Price specified in section 3, and in all respects subject to the terms, conditions, definitions and provisions of the 1994 Stock Option Plan (the "Plan") adopted by the Company which are incorporated herein by reference. The terms defined in the Plan shall have the same meanings when used herein.

                  1. Nature of the Option. This option is an Incentive Stock Option intended to qualify as such under section 422 of the U.S. Internal Revenue Code. This option shall for all purposes and in all respects be subject to the terms, conditions, definitions and provisions of the Plan as an "Option" thereunder.

                  2. Exercisability of Option. Except as otherwise provided herein, or in the Plan or the stockholder agreement annexed hereto as Exhibit A (the "Stockholder Agreement"), this option shall be exercisable cumulatively as to _____ Shares on _____________, 1997, ________________, 1998, _____________,
1999, respectively, and as to_____ Shares on ___________, 2000, provided that the Optionee is an employee of the Company at such time. Each partial exercise shall reduce the total number of Shares that may thereafter be purchased hereunder.

                  3. Exercise Price. The Exercise Price shall be $______ for each Share.

                  4. Termination of Option Period. The unexercised portion of this option shall automatically and without notice terminate and become null and void at the time set forth in the Plan.

                  5. Transferability of Options; Issuance of Shares; Restrictive Legend. This option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and the option shall be exercisable during the Optionee's lifetime only by the Optionee. Upon and as a condition to exercise of this option, the Optionee shall, by execution and delivery of appropriate signature pages, become bound by, and a party to, the Stockholder Agreement and such further stockholder agreements or amendments and such additional agreements as may be in effect from time to time among the Company and its stockholders and to which the Company advises the Optionee to become a party. These agreements will restrict the Optionee's disposition of the Shares, permit the Company to repurchase the Shares upon certain events and/or require the Optionee to sell his Shares upon certain events. These agreements also include provisions (a) restricting transfers of Shares, (b) requiring the Optionee to sell his Shares on the same terms and conditions as agreed to by a percentage of the

Company's stockholders and (c) granting the Company an option to repurchase the Optionee's Shares upon termination of the Optionee's employment or association with the Company or upon an involuntary transfer of such Shares pursuant to divorce, creditors' lien, etc. Each and every stock certificate representing Shares issued to the Optionee shall bear any legend required by any applicable stockholders' agreement and the following (or similar) restrictive legend:

                  "The shares represented by this certificate (the "Shares") have been acquired from the Issuer pursuant to the Renaissance Cosmetics, Inc. 1994 Stock Option Plan (the "Plan"). The Shares are subject to the terms, conditions and restrictions set forth in the Plan, and may not, in whole or in part, be sold, transferred, pledged, gifted, hypothecated or otherwise disposed of in any manner other than in accordance with the terms of the Plan, a copy of which is on file and available for inspection at the principal offices of said Company presently located at 955 Massachusetts Avenue, Cambridge, Massachusetts 02139."

                  6. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this option have not been registered under the Securities Act of 1933 ("Securities Act"), at the time this option is exercised, the Optionee shall, as a condition to the exercise of all or any portion of this option, deliver to the Company his Investor Representation Statement substantially in the form attached hereto as Exhibit B or as otherwise deemed necessary or appropriate by Company counsel.

                  7. Restrictions on Exercise. This option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                  8. Death of Optionee. Upon the death of Optionee this option may be exercised by Optionee's estate or by a person who acquired the right to exercise this option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to the Plan, and subject to all of the restrictions contained in this option agreement.

                  9. Term of Option. Notwithstanding anything to the contrary contained herein, this option may not be exercised more than ten years from the date of grant of this option, and may be exercised during such term only in accordance with the terms of the Plan and this option.

                  10. Method of Payment. Payment for the Shares upon exercise of this option shall be made in cash (whether through application of the Optionee's share of the proceeds of a public offering or sale in which the Shares underlying this option are sold or otherwise).

                  11. Exercise of Option. This option, or any portion hereof, shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms hereof by the person entitled to exercise the option, the Optionee has delivered to the Company executed copies of the Stockholders Agreement, the Investor Representation Statement attached hereto as Exhibit B and the Non-Competition Agreement attached hereto as Exhibit C, full payment for the Shares with respect to which the option is exercised has been received by the Company and all other conditions to exercise (as set forth herein or in the Plan) have been satisfied. Full payment may consist of any form of consideration and method of payment allowable under section 10 hereof.

                  12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of Shares covered by this option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock, covered by this option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or other similar event. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this option.

                  Unless otherwise expressly provided herein or in any applicable stockholder agreement, in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or a merger, consolidation, reorganization or liquidation in which the Company does not survive, this option will terminate immediately prior to the consummation of such proposed action, provided, however, that, unless other arrangements are specified by the Board pursuant to the next sentence, the Company shall give the Optionee at least 20 days written notice prior to the proposed consummation of the event advising the Optionee of (i) any (as applicable) of the foregoing and (ii) that the Optionee has the opportunity to exercise his option during such 20-day period and during that 20-day period this Option shall be fully exercisable. In the alternative, the Board may, in the exercise of its sole discretion, in such instances declare that any option shall terminate as of a date fixed by the Board and give each Optionee (a) the right to exercise his option, or (b) the right to otherwise receive value, as to all or any part of the optioned securities, including shares as to which the Option would not otherwise be exercisable.

                  13. Withholding. In order to enable the Company to meet any applicable federal, state or local withholding requirements arising as a result of the exercise of this option, and as a condition to the exercise of this option, the Optionee shall pay the Company cash in the amount determined by the Company as required to be withheld.

                  14. Interpretation.

                           (a) If any provision of this agreement should be held
invalid for the granting of options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this agreement shall be construed and enforced as if such provision had never been included in this agreement.

                           (b) This agreement shall be governed by the laws of
the state of Delaware applicable to agreements made and to be performed in Delaware.

                           (c) Headings contained in this agreement are for
convenience only and shall in no manner be construed as part of this agreement.

                           (d) Any reference to the masculine, feminine, or
neuter gender shall be a reference to such other gender as is appropriate.

                           (e) This agreement shall not confer upon the Optionee
any right with respect to continuation of employment by, or consulting or other relationship with, the Company, nor shall it interfere in any way with his right to terminate his employment, consulting or other relationship at any time.

                  15. Acknowledgment. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this agreement and that the provisions of this option are subject to the terms and conditions of the Plan and Stockholder Agreement.

                  16. Notices. All notices, instructions and other communications in connection with this agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Stockholder as set forth on the signature page to this agreement (or at such other address as the Company or the Stockholder may specify in a notice to the Company):

                  If to the Company:      Dr. Thomas V. Bonoma
                                          President and Chief Executive Officer
                                          Renaissance Cosmetics, Inc.
                                          955 Massachusetts Avenue
                                          Cambridge, Massachusetts 02139
                                 and

                                          Dr. Thomas V. Bonoma
                                          President and Chief Executive Officer
                                          Renaissance Cosmetics, Inc.
                                          635 Madison Avenue
                                          New York, New York 10022

                  With a copy to:         Parker Chapin Flattau & Klimpl, LLP
                                          1211 Avenue of the Americas
                                          New York, New York 10036-8735
                                          Attn.: Edward R. Mandell, Esq.

Notices shall be deemed to have been given (i) when actually delivered personally, (ii) the next business day if sent by overnight courier (with proof of delivery) and (iii) on the fifth day after mailing by certified mail.

                  17. Legal Costs. In the event that it becomes necessary for the Company to retain legal counsel to enforce the Company's rights under this agreement, all costs, fees and expenses associated with the retention of such counsel shall be borne by the Stockholder.

                  18. All Shares of Stock Subject to Stockholder Agreement. All of the Optionee's shares of Common Stock, whether acquired pursuant to this option or previously acquired by the Optionee in connection with the initial financing of the Company on August 18, 1994 or otherwise, shall be subject to the terms, covenants, conditions, restrictions and limitations contained in the Stockholder Agreement, including but not limited to the provisions of Section 6 thereof permitting the Company to repurchase all of the Optionee's shares of Common Stock upon the termination of the Optionee's employment with the Company (or, in the case of a nonemployee director, upon ceasing to be a director of the Company) for whatever reason. Upon execution of this Option Agreement, the Optionee shall be deemed to have executed the Stockholder Agreement and all of his Shares shall from and after the execution hereof be bound by the terms thereof.


DATE OF GRANT:


                                      RENAISSANCE COSMETICS, INC.


                                      By:_________________________________
                                         Name:
                                         Title:

Agreed to this ____ day of ___________, 1996.



                  [NAME]

Address of Optionee for Notices:

________________________________


________________________________


________________________________

                                                                       EXHIBIT A
                                                                (To Stock Option
                                                                      Agreement)





                              STOCKHOLDER AGREEMENT

                                   (attached)

                              STOCKHOLDER AGREEMENT

                              _______________, 1996


                  The parties to this agreement are Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), and [NAME] (the "Stockholder").

                  The Stockholder is acquiring shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company pursuant to the exercise of an option granted by the Company (any such shares, together with all other shares acquired by the Stockholder in the future pursuant to an option or options granted by the Company, the "Option Shares").

                  The Company and the Stockholder desire to promote their mutual interests and the interests of the Company by imposing certain restrictions on the transfer of the Option Shares and any other shares of any class of capital stock of the Company, including but not limited to the Common Stock, now owned or hereafter acquired by the Stockholder (collectively, the "Shares") and to set forth their agreement with respect to certain other matters, all upon the terms and conditions set forth below.

                  It is therefore agreed as follows:

                  1. Issuance of Shares. In accordance with the option agreement between the Stockholder and the Company, simultaneously with the execution and delivery of this agreement the Stockholder is purchasing Option Shares from the Company and is paying to the Company the exercise price for those shares in accordance with the terms of that option agreement.

                  2. Certain Rights and Restrictions of the Stockholder. For a period of fifteen years after the date of this agreement, the Stockholder may not sell, assign, transfer, pledge, hypothecate, mortgage, encumber, dispose of by gift, bequest or otherwise transfer or dispose of (collectively, "Transfer") any right, title or interest in any or all of his or her Shares, except as follows:

                           (a) The Stockholder may Transfer (inter vivos or
testamentary) all or part of his or her Shares to his or her spouse, children, parents, brothers or sisters, nieces and nephews or to a trust for the benefit of any such persons, or to any affiliate (as defined below) of the Stockholder, or to a corporation or limited or general partnership, the shareholders or partners of which consist entirely of the Stockholder and/or his permitted transferees or to a guardian for a disabled stockholder, provided that such Shares shall remain subject to this agreement. Such shares also may be transferred back to the transferor. As used in this agreement, an "affiliate" of any person means any other person controlled by, controlling or under "common control" (as that term is defined in the Securities
Act of 1933 (the "Securities Act")) with that person.

                           (b) The Stockholder may sell any or all of his or her
Shares in a public offering of shares of the Company pursuant to a registration statement under the Securities Act or in connection with a merger, consolidation or other reclassification of the capital stock of the Company.

                           (c) The Stockholder may transfer his or her Shares in
accordance with sections 3, 4, 5 or 6.

                  3. Involuntary Transfers of Shares. In the event of any Involuntary Transfer (as hereinafter defined) by the Stockholder of any Shares, the following procedures shall apply:

                           (a) If the Stockholder is deprived or divested of
Shares by an Involuntary Transfer, he or she shall promptly give written notice of such transfer in reasonable detail to the other stockholder[s] of the Company who have entered into a stockholder agreement or similar instrument with the Company for the purpose of imposing upon those stockholders share transfer restrictions, or providing those stockholders with rights similar to those provided herein, and each of their permitted transferees (collectively, the "Other Stockholders" and together with the Stockholder, the "Stockholders"), and the person or persons who take or propose to take any interest in such Shares (the "Subject Shares") as a result of such Involuntary Transfer (the "Transferee") shall hold such interest subject to the rights of the Other Stockholders as set forth below.

                           (b) Upon receipt of the notice referred to in section
3(a) above or upon discovery of such Involuntary Transfer, the Other Stockholders shall have the irrevocable option, exercisable by written notice (specifying the number of Subject Shares to be purchased) to the Transferor within 60 days following the receipt of such notice, but not the obligation, to purchase the Subject Shares, subject to the terms set forth herein. Each Other Stockholder may exercise the option for a number of Subject Shares that bears the same relation to the total number of Subject Shares as (x) the number of Shares held by that Other Stockholder bears to (y) the aggregate number of Shares then held by all of the Other Stockholders exercising such option, or for such other number of Subject Shares as all of the Other Stockholders exercising such option may agree. Upon the termination of that 60-day period, the Stockholder shall notify the Company in writing of the number of Subject Shares that Other Stockholders have elected to purchase in accordance with this provision; the Company shall then have an option, exercisable within 15 days after the Stockholder gives the Company the notice referred to above, but not the obligation, to purchase any Subject Shares the Other Stockholders have not elected to purchase.

                           (c) The closing of any such sale of Subject Shares to
one or more Other Stockholders or, if applicable, the Company, shall be at the offices of the Company not later than 30 days after the Stockholder provides the Company with the written notice referred to above. The purchase price per share of any Subject Shares purchased pursuant to this section 3 shall be the amount that is equal to the fair market value (determined without giving effect to the fact that the Subject Shares may represent a minority interest in the Company), as of the Valuation Date (as defined below), of the Subject Shares as such fair market value is determined by an independent appraiser selected by the Company and reasonably acceptable to the Transferee, payable in immediately available funds. The "Valuation Date" shall be the last day of the calendar quarter immediately preceding the Involuntary Transfer.

                           (d) In the event that the Other Stockholders and the
Company do not purchase all of the Subject Shares involved in an Involuntary Transfer pursuant to this section 3, the Transferee shall take and hold all rights and interests in any Subject Shares not so purchased and shall execute a copy of this agreement and be bound by the provisions hereof with the same rights and obligations as the Stockholders.

                           (e) For purposes of this agreement, the term
"Involuntary Transfer" shall mean any involuntary transfer by or in which the Stockholder shall be deprived or divested of any right, title or interest in or to any Shares, including, without limitation, any levy of execution, transfer in connection with bankruptcy, reorganization, insolvency or similar proceedings or any Transfer to a public officer or agency pursuant to any abandoned property or escheat law.

                  4. Certain Rights to Cause Sale of Company.

                           (a) If, at any time, the holders of a majority in
interest of the outstanding shares of Common Stock determine to sell all of their shares of Common Stock in an arms-length transaction to any unaffiliated third person pursuant to a bona fide written offer for all of the shares of the Common Stock, and the Stockholder receives written notice thereof not fewer than 20 days before the proposed date of the sale, the Stockholder shall also sell, and the Stockholder shall be entitled to sell, all of his or her Shares in the same transaction at the closing thereof (and shall deliver certificates for all of his or her Shares at such closing, free and clear of all claims, liens and encumbrances), provided that the Stockholder shall receive the same consideration per Share upon such sale as the other stockholders. It is expressly acknowledged that the foregoing provisions are an integral part of this agreement and in the event that the Stockholder shall fail to comply herewith, in addition to all other rights and remedies available, the Other Stockholders (who shall for this purpose be deemed to be intended third party beneficiaries of this agreement) shall have the right to obtain equitable relief to compel the Stockholder to perform his or her obligations hereunder. By execution of this agreement, the Stockholder hereby irrevocably appoints each of the Company's Chairman, Vice Chairman, Chief Operating Officer, President, Vice President, Secretary and any Assistant

Secretary, acting singly, as his or her attorney-in-fact to execute and deliver all documents necessary to effect the sale of his or her Shares in accordance with the foregoing.

                           (b) In the event of a proposed sale of stock of the
Company as described in section 4(a), the Stockholder shall in all events be required to deliver his or her shares of Common Stock to the buyer at the closing of the sale regardless of whether there is any dispute between the Company and the Stockholder. Any such dispute shall be resolved after the closing and shall in no event delay the closing.

                  5. Tag-Along Rights.

                           (a) With respect to any proposed Transfer of Shares
other than as provided in sections 2(a), 2(b), 3, 4 and 6, for a period of fifteen years after the date of this agreement, the Stockholder may not transfer any Shares unless prior to such sale or disposition the Company and each Other Stockholder shall have been given notice of the proposed transaction and each Other Stockholder shall have been provided a firm irrevocable right, which right shall be exercisable by written notice (which shall specify the number of shares (up to the total number of shares held by the Other Stockholders, as applicable) that the Stockholder desires to sell) within 60 days after giving notice to each Other Stockholder, and which shall be acknowledged by the proposed transferee (the "Purchaser"), to sell to the Purchaser, at the same time and upon the same terms and conditions offered to the Stockholder by the Purchaser, the number of shares of Common Stock that bears the same ratio to the total number of shares of Common Stock proposed to be sold by the Stockholder to the Purchaser as the total number of shares of Common Stock owned by the Other Stockholder bears to the total number of outstanding shares of Common Stock, provided that in order to be entitled to exercise its right to sell Shares to the proposed transferee pursuant to this section 5, the Other Stockholders must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Stockholder agrees to make in connection with the proposed transfer of the Shares of the Stockholder.

                           (b) To the extent that the Other Stockholders
exercise the foregoing option, the number of shares of Common Stock to be sold by the Stockholder shall be reduced by the aggregate number of shares that the Other Stockholders are entitled to include in the sale of shares of Common Stock by the Purchaser and shares of Other Stockholders shall be substituted therefor.

                           (c) Any Purchaser of shares of Common Stock pursuant
to this provision shall execute a copy of this agreement and be bound by the provisions hereof with the same rights and obligations as the Stockholder.

                           (d) The rights provided in this provision may be
exercised in whole or in part by the Other Stockholders.

                  6. Repurchase of Stock of the Stockholder.

                           (a) In the event that the employment of the
Stockholder with the Company is terminated for whatever reason, the Company shall have the right, but not the obligation, to repurchase all of the Shares of the Stockholder (including, but not limited to, the Option Shares) and any other securities of the Company (as applicable) received in respect of the Shares, which right shall be exercised by written notice to the Stockholder within 60 days of termination of employment of the Stockholder.

                           (b) If the employment of the Stockholder with the
Company is terminated by the Company for cause (as reasonably defined by the Company), or if the Stockholder voluntarily terminates his employment without the written consent of the Company, the purchase price for all of the Stockholder's Shares and other securities (as applicable) pursuant to section 6(a) shall be the actual cost thereof to the Stockholder.

                           (c) If the employment of the Stockholder is
terminated for any reason other than as set forth in section 6(b), including due to death, disability or retirement (on or after reaching the retirement age established by Company policy) of the Stockholder, the purchase price for the Shares and other securities (as applicable) pursuant to section 6(a) shall be the fair market value of the Shares and other securities (as applicable) as of the date of termination. The fair market value shall be either (x) the average for the bid and asked prices for the 60-day period prior to the date of termination if the Common Stock is then traded in the over-the-counter market,
(y) the price on the date of termination if the Common Stock is then traded on a national securities exchange, or (z) if there is no public market, as fair market value shall be determined by an independent appraiser selected by mutual agreement of the attorneys for the Company and the Stockholder (and failing such agreement by the American Arbitration Association in New York, New York). The cost of such appraiser shall be borne equally by the Company and the Stockholder.

                           (d) In the event the Company elects to purchase the
Shares and other securities (as applicable) of the Stockholder as provided above, the parties shall close the sale on the 30th day (or next business day if the 30th day is a holiday) after the date of written notice to the Stockholder from the Company under (a) above, or after the date of determination of the appraiser as provided in (c) above, at 10:00 a.m. at the then offices of the Company. At the closing, the Company will deliver the purchase price of the Shares and other securities (as applicable) in cash or, at the Company's option, one-third in cash and two-thirds in the form of a promissory note payable over a three-year period bearing simple annual interest at 8% and subordinated (pursuant to subordination terms as substantially set forth in Attachment A hereto) to all indebtedness of the Company, and the Stockholder shall deliver the certificates for all of his Shares and other securities (as applicable), duly endorsed with payment of all stock transfer taxes, if any, and free and clear of any and all claims, liens or encumbrances.

                           (e) Wherever pursuant to this section 6 the Company
has the right to repurchase the Shares or other securities (as applicable) from the Stockholder but is prevented from doing so either because (i) such purchase would violate any law or statute or any order, writ, injunction, decree, judgment, rule or regulation promulgated, or judgment entered, by any federal, state, local or foreign court or governmental authority or (ii) if the Company were to purchase the Shares or other securities of the Company (as applicable) the Company is, or after giving effect thereto would be, in default or in violation of the terms of, or subject to a ceiling in the availability of credit advances under, any loan or credit agreements, indentures or promissory notes or other similar documents, the board of directors of the Company may appoint one or more existing stockholders of the Company as its designee(s) to purchase the Shares or other securities (as applicable) in such order of priority and in such amounts as the board shall determine.

                  7. Reclassification. In the event that any Shares should, as a result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders, combination of shares or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another corporation, the number of Shares held by the Stockholder shall be appropriately and proportionately adjusted to reflect such action and the terms and provisions of this agreement shall apply to all of the capital stock of any class of the Company now owned or that may be issued hereafter to the Stockholder in consequence of any event.

                  8. Purchase for Investment; Legend on Certificate. The Stockholder acknowledges and agrees that all of his or her Shares purchased pursuant hereto are being, have been and will be acquired for investment and not with a view to the distribution thereof and that no Transfer of the Shares may be made except in compliance with applicable federal and state securities laws. All the stock certificates for shares of capital stock of the Company hereafter owned by the Stockholder and subject to the terms of this agreement shall have endorsed in writing, stamped or printed, upon the back thereof, the following legend (or a legend of similar effect):

"THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISION OF A STOCKHOLDER AGREEMENT, DATED _________________, 199_. A COPY OF THAT AGREEMENT, AS IT MAY BE AMENDED FROM TIME TO TIME, IS MAINTAINED WITH THE CORPORATE RECORDS OF THE COMPANY AND IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE COMPANY, 955 MASSACHUSETTS AVENUE, CAMBRIDGE, MASSACHUSETTS 02139."

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE

SECURITIES OR BLUE SKY LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR UNDER SUCH STATE SECURITIES OR BLUE SKY LAWS."

                  9. Termination. This agreement shall automatically and without further action terminate at such time as the Company shall close an underwritten public offering of the Company's Shares the gross proceeds to the Company of which are at least $10 million pursuant to a registration statement that has been filed under the Securities Act and declared effective by the Securities and Exchange Commission.

                  10. Specific Performance. Inasmuch as the Shares cannot be readily purchased or sold in the open market and the parties hereto desire to impose certain restrictions on transfers of Shares, irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this agreement or otherwise.

                  11. Effectiveness of Transfers. No Shares shall be transferred on the Company's books and records, and no Transfer of Shares shall be otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this agreement. In the event of any purported Transfer of any Shares in violation of the provisions of this agreement, such purported Transfer shall be void and of no effect, and no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid by the Company to the purported transferee in respect of such Shares (all such dividends and distributions being deemed waived), and the voting rights of such Shares, if any, on any matter whatsoever shall remain vested in the transferor, and the transferor shall not be relieved of any of its obligations hereunder as the holder of such Shares, during the period commencing with the violation and ending when compliance shall have occurred.

                  12. Additional Stockholders. Subject to the restrictions on transfers of Shares contained herein, any person or entity required to become a party to this agreement in connection with the acquisition of Shares from the Stockholder or a successor thereto, shall, on or before the transfer or issuance of it of Shares, sign the signature page hereto and shall thereby become a party to this agreement. As a party to this agreement, each holder of Shares shall be bound by this agreement and shall hold such Shares with all rights conferred, and subject to all of the obligations and restrictions imposed, hereunder.

                  13. Certain Definitions.

                  As used in this agreement "person" shall mean any individual, group, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

                  14. Action Necessary to Effectuate the Agreement. The parties hereto agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this agreement.

                  15. Miscellaneous.

                           (a) Notices. All notices, instructions and other
communications in connection with this agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Stockholder as set forth on the signature page to this agreement (or at such other address as the Company or the Stockholder may specify in a notice to the Company):

                   If to the Company:      Dr. Thomas V. Bonoma
                                           President and Chief
                                           Executive Officer
                                           Renaissance Cosmetics, Inc.
                                           955 Massachusetts Avenue
                                           Cambridge, Massachusetts 02139

                                                             and

                                           Dr. Thomas V. Bonoma
                                           President and Chief Executive
                                              Officer
                                           Renaissance Cosmetics, Inc.
                                           635 Madison Avenue
                                           New York, New York 10022

                   With a copy to:         Parker Chapin Flattau & Klimpl, LLP
                                           1211 Avenue of the Americas
                                           New York, New York 10036-8735
                                           Attn.: Edward R. Mandell, Esq.

Notices shall be deemed to have been given (i) when actually delivered personally, (ii) the next business day if sent by overnight courier (with proof of delivery) and (iii) on the fifth day after mailing by certified mail.

                           (b) No Waiver. No course of dealing and no delay on
the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

                           (c) Binding Effect; Assignability. This agreement
shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. This agreement shall not be assignable except as otherwise provided herein.

                           (d) Severability. Any provision of this agreement
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                           (e) Modification. No term or provision of this
agreement may be amended, altered, modified, rescinded or terminated except upon the express written consent of the party against whom the same is sought to be enforced.

                           (f) Legal Fees. In the event that it becomes
necessary for the Company to retain legal counsel to enforce the Company's rights under this agreement, all costs, fees and expenses associated with the retention of such counsel shall be borne by the Stockholder.

                           (g) Law Governing. This agreement shall be construed
both as to validity and performance in accordance with, and governed by, the laws of the state of Delaware, without giving effect to its choice of law rules.

                           (h) Counterparts. This agreement may be executed in
one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

                           (i) Headings. All headings and captions in this
agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this agreement.

                           (j) Agreement Governs in Event of Conflict. In the
event the provisions of the Company's certificate of incorporation or by-laws conflict with or are inconsistent with the provisions of this agreement, this agreement shall govern.

                           (k) Entire Agreement. This agreement contains, and is
intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.


                                            RENAISSANCE COSMETICS, INC.


                                            By:____________________________
                                                 Name:
                                                 Title:


_______________________________________
[NAME]

Address of the Stockholder for Notices:

_______________________________


_______________________________


_______________________________

                                                                    Attachment A
                                                                 (to Stockholder
                                                                      Agreement)



                     SUBORDINATION PROVISIONS TO BE INCLUDED

                                   (attached)

                     SUBORDINATION PROVISIONS TO BE INCLUDED
                      IN PROMISSORY NOTES ISSUABLE PURSUANT
                  TO SECTION 6(d) OF THE STOCKHOLDER AGREEMENT


                  1. This note is subordinate and junior in right of payment, as provided below, to all indebtedness other than trade debt of the Company including, but not limited to, principal, interest, fees, penalties, indemnities, "post-petition" interest in bankruptcy (whether or not allowed by law) of the Company, letters of credit, interest rate caps and collars and the like, and any and all renewals, extensions, restatements or refinancings thereof, to any lender which is a bank, insurance company, financing institution, finance company or other institutional lender (all such lenders together with any other holder of Superior Indebtedness (as defined below), hereinafter called the "Lenders"), whether now existing or hereafter created, and the direct or contingent obligations of the Company to any lender who provides the Company with a revolving credit and/or term debt facility (all of said indebtedness hereinafter called "Superior Indebtedness").

                  2. (a) The payment of all amounts (including principal, interest, fees, penalties and indemnities) owing in respect of this note are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Superior Indebtedness. The provisions of this section 2 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Superior Indebtedness, and such provisions are made for the benefit of the holders of Superior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                     (b) Upon the maturity of any Superior Indebtedness, whether at stated maturity, by acceleration or otherwise, all amounts owing in respect thereof shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Superior Indebtedness, before any payment is made on account of the principal of, or interest on, or any amount otherwise owing in respect of, this note.

                     (c) Upon the happening of any default or event of default under the documents evidencing the Superior Indebtedness, unless and until such default shall have been cured or waived in writing, no payment shall be made with respect to this note.

                     (d) In the event that, notwithstanding the preceding provisions, the Company shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, this note, at a time when payment is not permitted by said provisions, such payment shall be held by the Payee in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Superior Indebtedness or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in accordance with terms of such Superior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness.

                           (e) Upon any distribution of assets of the Company
upon any dissolution, winding up or liquidation of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                                    (i) the holders of all Superior Indebtedness
shall first be entitled to receive payment in full of all amounts due thereon in cash before the Payee is entitled to receive any payment on account of the principal of, or interest on, or any other amount owing in respect of, this note;

                                    (ii) any payment or distribution of assets
of the Company of any kind or character, whether in cash, property or securities, to which the Payee would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Superior Indebtedness or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Superior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness; and

                                    (iii) in the event that, notwithstanding the
foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Payee on account of principal of, or interest on, or other amounts due on, this note before all Superior Indebtedness is paid in cash in full, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Superior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which the Superior Indebtedness may have been issued, for application to the payment of such Superior Indebtedness until all such Superior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness.


                  Without in any way modifying the provisions hereof or affecting the subordination effected hereby if such notice is not given, the Company shall give prompt written notice to the Payee of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise).

                  (f) Subject to the prior payment in full of all Superior Indebtedness, the Payee shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of assets of the Company applicable to the Superior Indebtedness until all amounts owing on this note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Superior Indebtedness by or on behalf of the Company or by or on behalf of the Payee by virtue of the provisions hereof which otherwise would have been made to the Payee shall, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Payee, be deemed to be payment by the Company to or on account of the Superior Indebtedness, it being understood that the provisions hereof are, and are intended solely for the purpose of, defining the relative rights of the Payee, on the one hand, and the holders of the Superior Indebtedness, on the other hand.

                  (g) Nothing contained in this section 2 is intended to or shall impair, as between the Company and the Payee, the obligation of the Company to pay to the Payee the principal of and interest on this note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Payee and creditors of the Company other than the holders of the Superior Indebtedness, nor except as provided herein shall anything herein prevent the Payee from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under the provisions hereof of the holders of Superior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in the provisions hereof, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

                  (h) No right of any present or future holders of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holders, or by any noncompliance by the Company with the terms and provisions of this note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Superior Indebtedness may, without in any way affecting the obligations of the Payee with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, replace or alter, any Superior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Superior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Superior Indebtedness, including, without limitation, the waiver of default thereunder and the release of any collateral securing such Superior Indebtedness, all without notice to or assent from the Payee.

                  (i) Without in any way modifying the provisions of this
section 2 or affecting the subordination effected hereby if such notice is not given (other than section 2

(d)), the Company shall give the Payee prompt written notice of any maturity or event of default of Superior Indebtedness after which such Superior Indebtedness remains unsatisfied.

                           (j) In case any one or more Events of Default shall
occur and be continuing, the Payee, subject to the subordination provisions of this note (including without limitation, sections 1 and 2), may proceed to protect and enforce his, her or its rights by an action at law, suit in equity or other appropriate proceeding.

                           (k) The holder of this note acknowledges and agrees
that the Lenders have relied upon and will continue to rely upon, and are third-party beneficiaries of, the subordination provisions set forth herein in purchasing the debt and other securities of the Company and in making loans and otherwise extending credit to the Company and any subsidiary or successor thereto.

                           (l) The Lenders shall not be prejudiced in their
right to enforce the subordination provisions contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company, except as provided in section 2 (d)(ii).

                           (m) The subordination provisions contained herein are
for the benefit of the Lenders and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of such Lenders as shall then be holding Superior Indebtedness.

                           (n) Notwithstanding any inconsistent term of this
note, no holder of this note shall, prior to the Maturity Date, unless the holder hereof is entitled to accelerate the indebtedness hereunder, have any right to institute any proceeding to enforce any indebtedness evidenced by this note or to institute any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Company.

                                                                       EXHIBIT B
                                                                (to Stock Option
                                                                      Agreement)





                        INVESTOR REPRESENTATION STATEMENT

                                   (attached)

                        INVESTOR REPRESENTATION STATEMENT

PURCHASER:                 [NAME]

SELLER:                    Renaissance Cosmetics, Inc.

COMPANY:                   Renaissance Cosmetics, Inc.

SECURITY:                  ______ Shares of Common Stock

DATE:                      _________  ___, 1996


         In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company, the following:

                           (a) I am aware of the Company's business affairs and
financial condition, and have acquired all such information about the Company as I deem necessary and appropriate to enable me to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

                           (b) I understand that the Securities have not been
registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

                           (c) I further understand that the Securities may not
be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on my investment. I understand that the Company is under no obligation to register the Securities. In addition, I understand that (i) any subsequent resale or distribution of the Securities will be made only pursuant to a registration statement under the Securities Act of 1933 or an exemption from the registration requirements of that act and that in claiming the applicability of any such exemption, I shall, prior to any offer or sale of the Securities, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of the exemption and (ii) the certificate evidencing the Securities will be imprinted with a legend referring to such restriction on transfer.

                           (d) I am familiar with the provisions of Rule 144,
promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of the issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

                           (e) I further understand that at the time I wish to
sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. I understand that the Company is under no obligation to make Rule 144 available.

                           (f) I further understand that in the event all of the
applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, or some other registration exemption, will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                           (g) I further understand that in addition to the
restrictions set forth above the transfer of the Securities is restricted under the terms of my option agreement with the Company and the terms of a stockholder agreement I am entering into with the Company and such other agreements that I may be required to execute pursuant to those agreements and may not be transferred without complying with the provisions of the Company's 1994 Stock Option Plan or such other agreements.


                                       Signature of Purchaser: [NAME]

                                       _________________________________

                                       Date: ___________ ____, 1996

                                                                       EXHIBIT C
                                                                (to Stock Option
                                                                      Agreement)



                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

                                   (attached)

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

                         Dated __________________, 1996


                  The parties to this agreement are Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), and [NAME] (the "Optionee").

                  The Company is engaged in the business of manufacturing and marketing fragrance products and artificial fingernails and related nail care products on both a domestic and international basis (the "Business"). The Optionee is an employee and/or a director of the Company. The Optionee and the Company are entering into a stock option agreement, dated _______________ ____, 1996, (the "Stock Option Agreement"), pursuant to which the Optionee is being granted an option (the "Option") to purchase shares of the Company's common stock, par value $.01 per share.

                  As a condition to the grant of the Option, the Company is requiring the Optionee to agree not to engage in certain types of activities that the parties agree would be competitive with or harmful to the Business on the terms set forth below.

                  It is therefore agreed as follows:

                  1. Confidentiality. The Optionee shall not at any time, divulge to any person, firm or corporation any confidential, proprietary or privileged information received by him during the course of his association with the Company, whether before or after the date hereof, with regard to the financial, business, operations, method of business, customer and supplier information, independent contractor information, know-how, procedures or other confidential information regarding the affairs of the Company, or any of its officers, directors, stockholders, subsidiaries, affiliates, customers or suppliers, and all of the foregoing shall be kept confidential and shall not be revealed to anyone except as may be otherwise required by law.

                  2. Non-Solicitation. The Optionee shall not, at any time during or within three years after the date of this agreement, solicit, employ or otherwise interfere with the Company's relationship with any customer, supplier or employee of the Company.

                  3. Non-Competition. The Optionee shall not, at any time while he is an employee or a director with the Company and for a period of three years thereafter, directly or indirectly (i) acquire or own in any manner, any interest in any person, firm, corporation or other entity of any kind (collectively a "Person") which is engaged in any facet of the Business in the continental United States, (ii) engage, through or in connection with any Person, in any facet of the Business or compete in any way with the Business within the continental United States, or (iii) be employed in any capacity by, serve as an employee, agent or officer or director of, serve as a consultant or advisor to, or otherwise participate in the management or operation of, any Person which (x) engages in any facet of the Business or (y) competes with the Business in any way; except that the Optionee shall have the right to make passive investments in (i) public companies, and (ii) investments not related to the business of the Company.

                  4. Enforceability. The Optionee acknowledges that this agreement is being entered into as a condition precedent to the Company's grant of the Option and that the covenants contained in section 1, section 2 and section 3 of this agreement are an essential part of the consideration bargained for by the Company in connection with the Option. The Optionee acknowledges that the Option would not be granted by the Company without the benefit of the foregoing covenants by the Optionee. The Optionee acknowledges that he has consulted with counsel concerning the terms of this agreement, including, but not limited to, section 1, section 2 and section 3, and that the provisions of this agreement are fair and reasonable and enforceable. Accordingly, the Optionee agrees to be bound by the provisions hereof to the maximum extent permitted by law, it being the intent and spirit of the parties that the foregoing shall be fully enforceable. However, the parties further agree that, if any of the provisions hereof shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

                  5. Amendment and Modification. This agreement may not be amended, modified or changed except in a writing signed by the party against whom such amendment, modification or the like is sought to be enforced.

                  6. Waiver of Compliance; Consents. Except as otherwise provided in this agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 6.

                  7. Notices. All notices, instructions and other communications in connection with this Agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Optionee as set forth on the signature page to this agreement (or at such other address as the Company or the Optionee may specify in a notice to the Company):

           If to the Company, to:      Dr. Thomas V. Bonoma
                                       President and Chief Executive Officer
                                       Renaissance Cosmetics, Inc.
                                       955 Massachusetts Avenue
                                       Cambridge, Massachusetts  02139

                                                         and

                                       Dr. Thomas V. Bonoma
                                       President and Chief Executive Officer
                                       Renaissance Cosmetics, Inc.
                                       635 Madison Avenue
                                       New York, New York 10022

           With a copy to:             Edward R. Mandell, Esq.
                                       Parker Chapin Flattau & Klimpl, LLP
                                       1211 Avenue of the Americas
                                              New York, New York  10036-8735

Notices (i) when actually delivered personally, (ii) the next business day if sent by overnight courier (with proof of delivery) and (iii) on the fifth day after mailing by certified mail shall be deemed to have been given.

                  8. Assignment. This agreement shall be binding upon and inure to the benefit of the Optionee and his heirs and legal representatives and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any person acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purposes hereof.

                  9. Governing Law. This agreement shall be governed by the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware.

                  10. Entire Agreement. This agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.


                            RENAISSANCE COSMETICS, INC.


                            By:____________________________________
                                Name:
                                Title:


                            Agreed to as of _______________, 1996


                            ________________________________________
                            [NAME]


                            Address of Optionee for notices:

                            ________________________________________


                            ________________________________________


                            ________________________________________